Exhibit 99.1

DevvStream Holdings Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2024
(in thousands)

			1	2	3	4	5	6	7	8	9
				Formula	Based on DevvStream Shares * DESG Price	Based on DevvStream Shares * DESG Price	Accrual Relieved from vendor equitization agreements				Formula
	Focus Impact Acquisition Corp. (Historical)	DevvStream Holdings Inc. (Historical)	Transaction Accounting Adjustments	Pro Forma Combined	Carbon Credit Investments	Project Monroe Investment	Equitized Transaction Expenses	Non-Redeemed SPAC Shares	PIPE Equity Investment	Additional Expenses not yet accrued	Pro Forma Shareholder's Equity upon Listing
Assets
Current assets:
Cash	$7	$21	$(28)	$-				$741	$2,250		$2,991
Restricted Cash	26	-	-	26							26
Income tax receivable	212	-	-	212							212
GST receivable	-	90	-	90							90
Prepaid expenses	33	33	-	66							66
Total current assets	278	144	(28)	394	-	-	-	741	2,250	-	3,385
Equipment	-	1	-	1							1
Carbon credit assets and projects				-	13,000	8,000					21,000
Prepaid expenses, non-current	-	-	-	-							-
Investment held in Trust Account	19,069	-	(19,069)	-							-
Total assets	$19,347	$145	$(19,097)	$395	$13,000	$8,000	$0	$741	$2,250	$0	$24,386

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	$6,217	$5,785	$3,043	$15,045			$(15,003)			$4,930	$4,972
Convertible debenture	-	1,003	3,300	4,303						40	4,343
Derivative liability	-	53	-	53							53
Due to related party	-	-	-	-							-
Due to Sponsor	300	-	(300)	-							-
Franchise taxes payable	20	-	-	20							20
Income taxes payable		-	-	-							-
Excise tax payable	2,235	-	192	2,427							2,427
Redemption payable	-	-	-	-							-
Promissory note - related party	2,675	-	(2,675)	-							-
Total current liabilities	11,447	6,841	3,560	21,848	-	-	(15,003)	-	-	4,970	11,815
Warrant liability	908	-	43	951							951
Marketing agreement	150	-	(150)	-							-
Deferred underwriting commissions	-	-	-	-							-
Note Payable	-	-	-	-							-
Total liabilities	12,505	6,841	3,453	22,799	-	-	(15,003)	-	-	4,970	12,766
Commitments and contingencies:
Class A common stock subject to possible redemption	19,288	-	(19,288)	-							-

Equity:
Other Equity	(12,446)	(6,696)	$(3,262)	(22,404)	13,000	8,000	15,003	$741	$2,250	(4,970)	11,620
Total shareholders' equity	(12,446)	(6,696)	(3,262)	(22,404)	13,000	8,000	15,003	741	2,250	(4,970)	11,620
Total liabilities and shareholders' equity	$19,347	$145	$(19,097)	$395	$13,000	$8,000	$0	$741	$2,250	$0	$24,386

1 - Includes identical assumptions and adjustments to the maximum redemptions scenario of the effective S-4 filed in July 2024 - except for changes in balance sheet accounts (i.e., cash, sponsor amount available to be paid, historical book equity)
2- Sum of historical results of each of FIAC as of 6/30/2024 and DevvStream's preliminary, unaudited, unreviewed trial balance as of July 31, 2024 and pro forma adjustments as previously disclosed
3 - Carbon Credit investment - based on the presumption that the fair value of DevvStream's' stock is the most reliable measure of value to measure DevvStream's cost for the asset acquisition, resulting in a value of ~$13.0M.  If this were a business combination, or the fair value of the underlying assets were more reliably determinable, the results may differ materially.
4 - Monroe Sequestration Partners LLC Investment - Similar to the adjustment above, DevvStream's' stock is presumed to be the most reliable measure of value to measure DevvStream's cost for the asset acquisition, resulting in a value of $8.0M. If this were a business combination, or the fair value of the underlying assets were more reliably determinable, the results may differ materially.
5 - Certain of FIAC and DevvStream's vendors have agreed to equitize all or a portion of their expenses in exchange for Sponsor Shares to be received prior to closing and then exchanged into New PubCo shares in accordance with the Business Combination Agreement. The result is the removal of these liabilities, offset by charges to equity (either paid in capital or accumulated deficit/income)
6 - Certain investors have agreed to repurchase redeemed shares at a price of $11.19 upon closing, effectively reversing the impacts of those redemptions, providing cash to the Company
7 - The Company has secured emergence financing of $2.25M, which is reflected as an equity investment
8 - Certain Transaction costs have not yet been accrued. Of the total estimated costs, a large portion has agreed to be equitized. The remaining balance, reflects the total costs estimated, less any equitizations. This also reflects additional sponsor admin payable charges, less the amounts paid with available cash at closing as part of the pro forma adjustments from 1) above. While this estimate is based on management's best view as of the date hereof, actual transaction costs, or other liabilities of either entity that have not yet been recorded may be materially different.
9 - Other Limitations:
Equity impacts do not split any impact/separate recognition of Common Stock, Par Value, Gain or Loss or other classification considerations.
Final or draft agreements of the contemplated transactions have not been reviewed in detail for accounting implications, the resulting classification or measurement could be materially different.
Underlying share counts, financial statement footnotes, and events subsequent to the latest balance sheet have not been incorporated unless otherwise noted herein, these impacts, including the share counts, share conversions or share prices, could have a materially different result.
An "Other Assets" account has been established to reflect the anticipated accounting for the investments in the carbon credits and the Project Monroe investment. Which are assumed to be asset acquisitions, for which DevvStream stock is the most reliable measure of value

DEVVSTREAM HOLDINGS INC. PRO FORMA COMBINED INCOME STATEMENT
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
For the First Six Months of 2024 (Expressed in USD)
As of 10/22/24

	Devstream Holdings Inc. $	Focus Impact Acquisition Corp. $	Pro-forma Adjustments $	Notes A	Pro-forma Results
Operating expenses
Advertising and promotion	49,666	-	-		49,666
Depreciation	450	-	-		450
General and administrative	217,695	608,177	(368,177)	B	457,695
Professional fees	1,797,601	2,084,716	(3,340,634)	C	541,683
Salaries and wages	400,940	-	-		400,940
Share-based compensation	262,213	-	-		262,213
Travel expenses
	(2,728,565)	(2,692,893)	3,708,811		(1,712,647)

Other income
Foreign exchange gain/loss	(89,311)	-	-		(89,311)
Interest expense	(6,503)	-	-		(6,503)
Interest income	-	471,525	(471,525)	D	-
Accretion expense	(20,474)	-	-		(20,474)
Change in fair value of warrant liability	-	(454,000)			(454,000)
Unrealized gain (loss)	(49,364)	-	-		(49,364)
Tax expense	-	(176,530)	176,530	D	-

Net loss	(2,894,217)	(2,851,898)	3,413,816		(2,332,299)

Foreign currency translation	121,221	-			121,221

Comprehensive loss	(2,772,996)	(2,851,898)	3,413,816		(2,211,078)

Weighted average number of shares outstanding	34,175,629	7,467,578		E	17,417,612

Loss per share	-0.08	-0.38			-0.13

Notes:

A: These fiancials are based on management's best estimates as of the date hereof and are pro forma for the combination of Devvstream and FIAC. These fiancials and related adjustments have not been audited nor reviewed by the company's external advisers and the company makes no representations as to their accuracy or applicability. The combined results are for their first six fiscal months of 2024 for both companies beginning February 1 and ending July 31, 2024 in the case of Devvstream Holdings and beginning January 1 and ending June 30, 2024 for in the case of FIAC.

B: Adjustment reflects the elimnation of general and administrative expenses of FIAC not to be incurred following the transaciton and the addition of general and administrative expenses related to the listing, franchise taxes and other miscellaneous items, which are exepcted to continue to be incurred post transaction closing.

C: Adjustment reflects the elimination of professional fees in conjunction with the transaction and FIAC espenses not expected to reoccur post-tranaction plus the addition of legal, audit and investor relations fees expected to be incurred on an ongoing basis following the transaction.

D: Adjsutment reflects the elimination of interest income on the cash balances in Trust and the corresponding elimination of income taxes on such interst income.

E: Weighted average number of shares outstanding reflects pro forma number of shares estimated to be outstanding following the transaction as of most recent exchange ratio as of the date of this analysis.